                                                                    Exhibit 99.2

[LOGO] CHARTER ONE FINANCIAL, INC. (R)

                           [LOGO] StPaul Bancorp Inc.

                              Merger Presentation
                                  May 18, 1999

                           FORWARD-LOOKING INFORMATION

    This presentation contains a wide variety of historical information. There are a number of important factors which could cause future results to differ materially from historical performance. These include, but are not limited to, financial condition, operating efficiencies, revenue creation, lending origination, prepayment speeds, loan sale volumes, charge-offs and loan loss provisions. Factors that might cause such a difference include, but are not limited to: (1) expected cost savings from the SPBC merger cannot be realized within the expected time frame; (2) revenues following the SPBC merger are lower than expected; (3) costs or difficulties related to the integration of the business of COFI and SPBC are greater than expected; (4) competitive pressures among depository institutions increase significantly;
    (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in the states in which COFI does business, are less favorable than expected; (7) Y2K compliance failures result in additional expense or business disruption; and (8) legislative or regulatory changes adversely affect the businesses in which COFI is engaged.

                               TRANSACTION SUMMARY

FIXED EXCHANGE RATIO:      .945 COFI share per SPBC share

PRICE PER SPBC SHARE:      $28.62 (16% market premium)

STRUCTURE:                 Pooling of interests / tax-free exchange
                           Lock-up agreement is in place

TRANSACTION VALUE:         $1.2 B (based on diluted shares)

EXPECTED CLOSING:          4th Qtr 1999

DUE DILIGENCE:             Completed, including Y2K review

INTEGRATION CONVERSION:    Loans in 1999, deposits in 2000

BOARD SEATS:               Adding 2 directors

                      Prices/Values based on 5/14/99 close

                                  DEAL PRICING

                                                    SPBC/COFI      COFI
                                                   Merger (a)    Stand-alone
                                                   ----------    -----------
Price to:

   1999 E EPS-IBES                                   18.1           13.5

   1999 E EPS adj for synergies                      13.2(b)         N/A

Price/book value                                     2.30           2.58

Price/tangible book                                  2.31           2.81

Premium to deposits                                    18%           N/A


(a) Multiples based on COFI closing price of $30.28 on May 14, 1999 applied to SPBC data
(b) Assumes 30% cost saves; excludes revenue enhancements

                              COFI/SPBC SNAPSHOT
                          400 RETAIL BANKING LOCATIONS

                                     [MAP]

                              IMPACT OF COMBINATION


-    Creates major Great Lakes/Northeast
     franchise
     -  Provides entry vehicle into Chicago

-    Outstanding asset quality

-    Substantial excess capital

-    Strong potential to mirror Michigan
     experience

-    Anticipated significant revenue growth

                               COFI/SPBC SNAPSHOT

-    $6.2 B market cap

-    $30.5 B assets
     -  30th largest bank holding company

-    $18.9 B deposits @ 3.83%

-    8.0% GAAP equity/assets

-    7.5% tangible equity/assets

                               COFI/SPBC SNAPSHOT

-    400 retail banking offices - OH, MI,
     NY, MA, VT & IL

-    905 ATMs

-    2.4 M deposit accounts

-    1 M DDAs

-    1.4 M households

                              IMPACT OF COMBINATION

                             Financially Attractive


-    Accretive on cost saves alone by 3rd Qtr
     2000

-    SPBC has 62% efficiency ratio, making
     minimum 30% cost saves easily
     achievable

-    Adds $3.8 B in deposits @ 3.64% cost

-    Significant accretion through revenue
     growth

                              IMPACT OF COMBINATION

                               LOW EXECUTION RISK

- Contiguous market extension with similar demographics and business lines

- Consistent track record of achieving cost save targets

-    High % of SPBC assets in purchased loans
     & MBS - simplifies conversion

-    Identical 1-4 loan servicing platform

                                 MERGER STRATEGY

                               THE SAME OLD PLAN

- Phase I - Cost Saves

     "The deal must break-even within 12
     months on cost saves alone,"

                                  Bud Koch

- Phase II- Revenue Growth
     "Our products are tailor-made for
     mainstream America; our results
     prove it,"

                                  Bud Koch

                                    AT COFI

                                 MERGER PHASE I

                                  IS ALL ABOUT

                                   EFFICIENCY
                                   EFFICIENCY

                            "IN A COMMODITY BUSINESS,

                           THE LOW COST PROVIDER WINS"

                           COFI SUPERIOR EFFICIENCY

                 EFFICIENCY RATIO HAS BEEN ENHANCED BY MERGERS

                                    [GRAPH]


                         '88    '89    '90    '91    '92    '93    '94    '95    '96    '97    '98    3-99    '99
                                                                                                              GOAL
                        -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----   -----

First Akron, Western   71%

Broadview                      70%

Civic                                 66%

Toledo                                66%

First American                                60%

Women's Federal                                     57%     51%    50%

FirstFed Michigan                                                         49%

Haverfield                                                                      42%

RCSB                                                                                   46%

CS Financial                                                                           46%

ALBANK                                                                                         45%

                                                                                                      43%

                                                                                                             42%

    OTHER EXPENSES (EXCL GOODWILL) DIVIDED BY NET INTEREST INCOME PLUS OTHER
                           INCOME (EXCL GAIN ON SALE)
        Prior period ratios have not been restated to reflect poolings.

                             COFI EFFICIENCY RECORD

                      MERGER EXPERIENCE-EFFICIENCY RATIOS


                                       FFOM        RCSB       ALBK      SPBC (2)
                                      (10/95)     (10/97)    (11/98)     (4Q99)
                                      -------     -------    -------     ------

Premerger-Acquiree                      53%         60%        58%         62%

          COFI                          48%         40%        42%         43%


Postmerger-1 yr later                   42%         42%        41%(1)      43%


(1) 4th Qtr 1999 goal
(2) Merger quarter is pro forma combined; 1 year later assumes 30% cost saves; excludes revenue enhancements.

                             COFI EFFICIENCY RECORD

                             A MICHIGAN REPORT CARD

-    COFI entered Detroit in 1995 though
     FirstFed Michigan merger

- 4 years later, MI is generating tremendous production & revenue on lower operating costs

                             COFI EFFICIENCY RECORD

                             A MICHIGAN REPORT CARD

                              1995(1)           199(2)
                              -------           ------

Operating expense              $73 M            $63 M
Offices                         80               84
Deposits:
  Balances                    $3.3 B           $3.5 B
  Accounts                     386 K            446 K
  Fee revenue                 $6.5 M          $40.6 M
Loans originated:
  1-4 Mortgage                $362 M         $1,510 M
  Consumer                      $0           $1,042 M


(1) Includes 1st Nationwide acquisition on pro forma basis
(2) 1st qtr annualized

                       DEAL ACCRETIVE ON COST SAVES ALONE


          1999      DILUTED                         EPS ON
         IBES(1)    SHARES        EARNINGS      209.2 M SHS (2)
         -------    ------        --------      ---------------
COFI     $2.24      170.5 M      $ 381.9 M

SPBC      1.52       40.9 M         62.2 M
                                  --------
                                   444.1 M

Cost saves, after tax            27 to 31 M
                                 ----------
                             $471.1 to 475.1 M    $2.25 to 2.27
                             =================

(1) Based on the IBES mean estimate on May 14, 1999
(2) Adjusted for the .945 exchange ratio

                         PROJECTED COST SAVES/SYNERGIES

                                 30% to 35%*
                                 -----------
Salaries & benefits              $20 to 23 M

Professional services & other      9 to 11 M

Occupancy & equipment             12 to 14 M
                                 -----------

  Benefit before tax             $41 to 48 M
                                 ===========

  Benefit after tax              $27 to 31 M
                                 ===========

*Based on SPBC 1st qtr 1999 G & A

                                    AT COFI

                                MERGER PHASE II

                                  IS ALL ABOUT

                                 REVENUE GROWTH

                                 MERGER STRATEGY

                            PHASE II-REVENUE GROWTH

- Export COFI product sets, incentives and sales culture into SPBC branches

-    Build on SPBC strengths
     -   Strong branch/ATM network
     -   Commercial real estate
     -   Trust & brokerage services

-    Unlock earnings power of SPBC balance
     sheet

-    Apply Michigan template

                             THE MICHIGAN TEMPLATE


                         "WE BELIEVE WE CAN ACHIEVE THE

                           SAME SUCCESS IN CHICAGO AS

                              WE HAVE IN DETROIT,"

                                                                        BUD KOCH
                                                                    MAY 17, 1999

                                MERGER STRATEGY

                            CHICAGO MIRRORS DETROIT


                                   Chicago          Detroit
                                   in 1999          in 1995
                                   -------          -------

Households/branch                   1,300            1,400

Population                          7.8 M            4.3 M

Households                          2.8 M            1.6 M

Median income                       $51 K            $42 K

SPBC/COFI:

  Deposits                         $3.8 B           $3.3 B

  Branches                           60               80


                              THE MICHIGAN TEMPLATE

                          REVENUE PER CHECKING ACCOUNT

[GRAPH]

MI rev/acct up 400% in 4 years


                     1995         1996       1997        1998       1Q'99 ann
                     ----         ----       ----        ----       ---------

NUMBER OF ACCTS.    130 K         150 K      174 K       202 K       207 K

REVENUE PER ACCT.    $50          $90        $131        $181        $196



                        SPBC HAD 210 K ACCTS AT 3/31/99,
                            EARNING APPROX $90/ACCT

                              THE MICHIGAN TEMPLATE

                           CONSUMER LOAN ORIGINATIONS

[GRAPH]

MI had virtually no consumer
   loan products in 1995


                          1995      1996       1997       1998      1Q'99 ann
                          ----      ----       ----       ----      ---------

Consumer Loan Products   $5 M      $153 M     $211 M     $724 M     $1,042 M

                                                   (SPBC annualized at $34 M)


                           SPBC HAS LIMITED CONSUMER
                             LOAN PRODUCTS IN 1999

                            THE MICHIGAN TEMPLATE
                             1-4 RETAIL MORTGAGE
                                ORIGINATIONS


                         1995      1996      1997       1998       1Q'99 ANN

                        $426 M  $1,081 M    $1,175 M   $1,628 M    $1,510 M

                                                                   SPBC
                                                                   ANNUALIZED
                                                                   AT $525 M

                       COFI CONSISTENTLY RANKS #1 OR #2
                   WITHIN 12 MONTHS OF ENTERING NEW MARKETS

                               ACCRETIVE ELEMENTS

                                                            After-tax
                                                          Annual Benefit
                                                          --------------
Use COFI product set to increase retail
   fee banking revenue                                    $  5 to   7 M

Redeploy nonretail assets into retail loans               $  8 to  11 M

Leverage SPBC capital in excess of 6.5%                   $  7 to  12 M
                                                          -------------
                                                          $ 20 to  30 M
                                                          =============
     Per diluted share (209.2 M)                          $.10 to .14


                     LEADS TO ANNUAL ACCRETION OF 4% TO 6%

                                HOW DOES SPBC

                               FIT INTO COFI'S

                             FUTURE PERFORMANCE?

                            COFI'S EARNINGS GROWTH

                             HAS BEEN ACCELERATED

                               THROUGH MERGERS

                              COFI EARNINGS GROWTH

                           (originally reported EPS)

                    COMPOUNDED ANNUAL EARNINGS GROWTH OF 17%
                    ----------------------------------------

PER SHARE            1988   1989   1990   1991   1992  1993  1994  1995   1996   1997   1998   1999
---------            ----   ----   ----   ----   ----  ----  ----  ----   ----   ----   ----   ----
                     $.39   $.50   $.53   $.90   $.95 $1.15 $1.26 $1.38* $1.56  $1.77* $1.97* $2.24
*  First Akron
   Broadview Western
   Civic
   Toledo
   First American
   Women's Federal
   FirstFed Michigan
   Haverfield
   RCSB
   CS Financial
   ALBANK


* 3 qtrs stand alone, 4th qtr merged

                                SPBC RAISES THE

                               PERFORMANCE BAR!!


                                   [GRAPHIC]

                             NEW PERFORMANCE GOALS




                                   Before         After
                                   ------         -----

               EPS growth          12-14%         13-16%

               ROE*                          20%

               ROA                         1.50%



                         *Model supports equity of 7.5%

                                   APPENDIX

                              PRO FORMA HIGHLIGHTS
                             BASED ON 1ST QTR 1999


                                                              PRO FORMA
                       COFI                   SPBC            COMBINED*
                     -------                -------          ----------
ROAA                   1.45%                   .99%            1.47%
ROAE                  18.34%                 11.80%           18.44%
Equity to assets       7.95%                  8.30%            8.02%
Book value/share     $11.74                 $12.46           $12.01
NPA ratio               .45%                   .39%             .44%
Efficiency ratio         43%                    62%              43%

*Assumes annual cost saves of 30%; excludes revenue enhancements

                          3/31/99 BALANCE SHEET ($B)



                              COFI     SPBC    COMBINED
                              -----    -----   --------
Net loans and leases          $17.2    $ 4.6    $21.8
MBS & investments               5.8      1.1      6.9
Other assets                    1.5       .3      1.8
                              -----    -----    -----
  Total assets                $24.5    $ 6.0    $30.5
                              =====    =====    =====
Deposits                      $15.1    $ 3.8    $18.9
Borrowings                      7.0      1.6      8.6
Other                            .5       .1       .6
                              -----    -----    -----
  Total liabilities            22.6      5.5     28.1

  Total equity                  1.9       .5      2.4
                              -----    -----    -----
  Total liability & equity    $24.5    $ 6.0    $30.5
                              =====    =====    =====


                            3/31/99 LOAN COMPOSITION


                         COFI              SPBC              Combined
                   -------------      -------------       -------------
                    Amount    %         Amount   %         Amount   %
                   -------   ---      --------  ---       -------   ---
Residential Mtg  $  9.7B     56%      $3.3B     72%       $ 13.0B   60%

Consumer            5.5B     32%        .2B      4%          5.7B   26%

Commercial R/E       .7B      4%       1.0B     22%          1.7B    8%

Commercial          1.3B      8%        .1B      2%          1.4B    6%
                 -------              -----                 -----
     Total       $ 17.2B    100%     $ 4.6B    100%       $ 21.8B  100%
                 =======              =====                 =====

                            3/31/99 DEPOSIT COMPOSITION


                              COFI              SPBC              Combined
                        -------------      -------------       -------------
                        Balance   %        Balance   %         Balance   %
                        -------   ---      --------  ---       -------   ---
Checking:

 Non-interest bearing   $ 1.0B      7%      $ .3B      8%       $  1.3B    7%

 Interest bearing         1.2B      8%        .3B      8%          1.5B    8%
                       ------               ----                  ----
                          2.2B     15%        .6B     16%          2.8B   15%

 Money market             2.7B     18%        .3B      8%          3.0B   16%

 Other savings            1.7B     11%        .8B     21%          2.5B   13%
                       ------               ----                  ----
  Core                    6.6B     44%       1.7B     45%          8.3B   44%
                       =======              =====                 =====

 Certificates             8.5B     56%       2.1B     55%         10.6B   56%
                       ------               ----                  ----

 Total deposits         $15.1B    100%      $3.8B    100%        $18.9B  100%
                       =======              =====                 =====

 Cost of Deposits        3.88%               3.64%                 3.83%

                       SUPERIOR CREDIT PROFILE @ 3/31/99



                               COFI               SPBC               Combined
                             --------           -------              --------

NPAs                         $110.3 M           $23.2 M              $133.5 M
  to assets                     .45%              .39%                  .44%
  to loans                      .64%              .50%                  .60%

Allowance                    $141.3 M           $40.6 M              $181.9 M
  to NPLs                       155%              182%                  160%
  to total loans                .81%              .88%                  .83%
  TO ENERGIZED ASSETS          1.87%             3.11%                 2.05%
  to ann charge-offs            3.5 yrs          84.3 yrs               4.5 yrs